EXHIBIT 99.1

PHOENIX

Financial Supplement

The Phoenix Companies, Inc.

June 30, 2011

The Phoenix Companies, Inc.
Financial Supplement

Wall Street Coverage		Transfer Agent and Registrar
Firm	Analyst	For information or assistance regarding your account, please contact our transfer agent and registrar:
Credit Suisse Securities (USA)	Tom Gallagher
JP Morgan	Jimmy Bhullar	The Phoenix Companies, Inc. C/O BNY Mellon Shareowner Services
Langen McAlenney	Robert Glasspiegel	P.O. Box 358015, Pittsburgh, PA 15258
Raymond James & Associates	Steven Schwartz	Toll-free: 1-800-490-4258 Int'l: 201-680-6823
UBS	Andrew Kligerman	TDD: 800-231-5469, Int'l TDD: 201-680-6610
E-mail: shrrelations@bnymellon.com
Web: www.bnymellon.com/shareowner/isd

For More Information

To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

Shareholder Information
Security Listings		The Phoenix Companies, Inc.
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE)		Investor Relations
under the symbol "PNX." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."		One American Row
P.O. Box 5056, Hartford, CT 06102-5056
Phone: 1-860-403-7100
Fax: 1-860-403-7880
e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In managing our business, we analyze our performance on the basis of “operating income” which does not equate to net income as determined in accordance with GAAP. Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances. Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with GAAP. Accordingly, operating income, and other measures that are derived from or incorporate operating income, are not substitutes for net income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies.

Total operating return on equity (“ROE”) is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Total operating return on tangible equity ("return on tangible equity") is also an internal performance measure used in the evaluation of our operations. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital. Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets.

The Phoenix Companies, Inc.
Financial Supplement
June 2011 (unaudited)

Table of Contents

Financial Highlights	1
Consolidated Income Statement	2
Alternate Operating Income Statement Details excluding Regulatory Closed Block	4
Closed Block Assets and Liabilities	6
Variable Universal Life Funds Under Management	8
Universal Life / Interest Sensitive Funds Under Management	10
Life Sales	12
Annuity Funds Under Management and Annuity Supplementary Information	14
Deferred Policy Acquisition Costs	16
Consolidated Statement of Income - GAAP Format	18
Condensed Consolidated Balance Sheet - Preliminary	20
General Account Investment Portfolio Summary	21
General Account GAAP Net Investment Income Yields	22
General Account Realized Investment Gains and Losses	24

The Phoenix Companies, Inc.
Financial Highlights
Second Quarter 2011 (unaudited)
(amount in millions, except per share data)

For the Period Ended:	June	December 31,
	2011	2010	2009	2008	2007
Balance Sheet Information
General account invested assets	$14,772.5	$14,288.7	$13,736.9	$13,595.7	$15,706.4
Separate account assets	4,336.3	4,416.8	4,418.1	3,860.1	5,781.2
Total assets	21,377.3	21,082.3	24,586.2	25,813.4	30,501.2
Indebtedness	427.7	427.7	428.0	458.0	627.7
Total stockholders' equity	1,163.1	1,155.5	1,131.1	865.1	2,279.0
Total stockholders' equity, excluding other accumulated OCI and FIN 46-R	$1,289.0	$1,289.3	$1,302.4	$1,665.7	$2,470.0
Average equity, excluding other accumulated OCI, FIN 46-R and discontinued operations (1)	$1,285.2	$1,328.3	$1,427.0	$1,808.3	$2,381.8
Total operating return on equity (1)	4.06%	-0.72%	-9.98%	-4.51%	5.38%
Average tangible common equity (2)	$1,285.3	$1,327.2	$1,423.6	$1,702.2	$1,703.1
Total operating return on average tangible equity (2)	4.06%	-0.72%	-10.00%	-4.79%	7.94%
Debt to total capitalization (3)	24.9%	24.9%	24.7%	21.6%	20.3%
Book value per share	$10.00	$9.95	$9.78	$7.56	$19.94
Book value per share, excluding other accumulated OCI	$11.08	$11.10	$11.26	$14.06	$21.15
Book value per share, excluding other accumulated OCI and FIN 46-R	$11.08	$11.10	$11.26	$14.56	$21.61
Period-end common shares outstanding	116.3	116.1	115.7	114.4	114.3

Indebtedness:
Surplus notes	$174.1	$174.1	$174.1	$174.1	$174.0
Senior unsecured bonds - due 2008	---	---	---	---	153.7
Senior unsecured bonds - due 2032	253.6	253.6	253.9	283.9	300.0
Total indebtedness	$427.7	$427.7	$428.0	$458.0	$627.7

Statutory Financial Data for Phoenix Life Insurance Company (4)
Capital, surplus and surplus notes	$729.0	$658.5	$517.2	$758.9	$848.2
Asset valuation reserve (AVR)	119.6	104.7	57.0	94.4	192.5
Capital, surplus, surplus notes and AVR	$848.6	$763.2	$574.2	$853.3	$1,040.7
Policyholder dividend liability	$257.2	$256.6	$312.6	$324.2	$355.6
Interest maintenance reserve	$(58.7)	$(58.0)	$(45.8)	$(44.2)	$(44.4)
Statutory gain from operations	$77.0	$147.8	$29.2	$53.4	$115.2
Statutory net income (loss)	$68.8	$139.8	$(59.9)	$(82.3)	$80.0

(1)
This average equity is used for the calculation of total operating return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.

(2)
This average equity is used for the calculation of total operating return on tangible equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R,  the equity of discontinued operations and the carrying value of goodwill and intangible assets.

(3)	This debt to total capitalization is based on total stockholders' equity, excluding other accumulated OCI and FIN 46-R.

(4)
Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York.  June 2011 amounts are preliminary.

The Phoenix Companies, Inc.
Consolidated Income Statement
Second Quarter 2011 (unaudited)
(amount in millions, except per share data)

	June		December 31,
	2011	2010	2010	2009	2008	2007
Consolidated Income Statement

Premiums (1)	$220.3	$257.7	$521.4	$583.9	$665.1	$696.7
Fee income	308.4	318.1	629.5	648.1	600.9	499.9
Net investment income	412.5	421.0	844.0	785.8	906.4	1,035.5
Total revenue	941.2	996.8	1,994.9	2,017.8	2,172.4	2,232.1
Policy benefits and increase in policy liabilities (1)	531.8	556.3	1,090.0	1,179.6	1,261.5	1,210.8
Policyholder dividends	135.7	148.7	300.4	267.3	327.7	375.6
Policy acquisition cost amortization	114.1	134.4	300.4	266.5	431.7	192.7
Interest expense on indebtedness	15.8	15.9	31.7	33.1	36.7	44.2
Operating expenses	118.4	155.1	286.6	298.5	274.4	261.1
Total benefits and expenses	915.8	1,010.4	2,009.1	2,045.0	2,332.0	2,084.4
Pre-tax operating income (loss)	25.4	(13.6)	(14.2)	(27.2)	(159.6)	147.7
Income tax expense (benefit)	13.6	(3.3)	(4.6)	115.5	(75.7)	27.1
Operating income (loss)	11.8	(10.3)	(9.6)	(142.7)	(83.9)	120.6
Net realized investment gains (losses)	(13.1)	33.5	(9.9)	(102.2)	(295.8)	(6.0)
Net Tax, DAC and PDO impacts	1.8	(14.0)	(5.1)	48.9	207.1	(2.3)
Earnings on CDOs consolidated under FIN-46R	---	---	---	---	(4.2)	1.0
Discontinued operations	(2.2)	14.8	12.0	(123.0)	(549.2)	4.3
Net income (loss)	$(1.7)	$24.0	$(12.6)	$(319.0)	$(726.0)	$117.6

Earnings Per Share
Basic
Weighted-average shares outstanding	116.7	116.2	116.3	116.5	114.4	114.1
Total operating income (loss) per share	$0.10	$(0.09)	$(0.08)	$(1.23)	$(0.73)	$1.06
Net income (loss) per share	$(0.01)	$0.21	$(0.11)	$(2.74)	$(6.35)	$1.03

Diluted
Weighted-average shares outstanding and dilutive potential common shares	116.8	116.7	116.3	116.5	114.4	116.0
Total operating income (loss) per share	$0.10	$(0.09)	$(0.08)	$(1.23)	$(0.73)	$1.04
Net income (loss) per share	$(0.01)	$0.21	$(0.11)	$(2.74)	$(6.35)	$1.01

(1)
Prior period amounts have been revised to reflect the correction of an error related to the historical presentation of ceded premiums related to certain reinsurance contracts within the Closed Block. The adjustments reflect the reclassification of ceded premiums from benefits and reserves to revenue.  There was no impact to net income(loss), stockholders' equity, or earnings per share.

The Phoenix Companies, Inc.
Consolidated Income Statement
Second Quarter 2011 (unaudited)
(amount in millions, except per share data)

Quarters ended

	2010				2011
	March	June	September	December	March	June
Consolidated Income Statement

Premiums (1)	$126.9	$130.8	$129.8	$133.9	$111.0	$109.3
Fee income	162.5	155.6	158.0	153.4	153.8	154.6
Net investment income	204.9	216.1	195.5	232.3	201.3	211.2
Total revenue	494.3	502.5	483.3	519.6	466.1	475.1
Policy benefits and increase in policy liabilities (1)	263.8	292.5	264.4	269.3	260.7	271.1
Policyholder dividends	68.3	80.4	65.4	86.3	65.3	70.4
Policy acquisition cost amortization	67.0	67.4	99.9	66.1	62.5	51.7
Interest expense on indebtedness	8.0	7.9	7.9	7.9	7.9	7.9
Operating expenses	80.2	74.9	64.1	72.2	59.3	58.9
Total benefits and expenses	487.3	523.1	501.7	501.8	455.7	460.0
Pre-tax operating income (loss)	7.0	(20.6)	(18.4)	17.8	10.4	15.1
Income tax expense (benefit)	(2.7)	(0.6)	(11.3)	10.0	(4.4)	18.0
Operating income (loss)	9.7	(20.0)	(7.1)	7.8	14.8	(2.9)
Net realized investment gains (losses)	3.0	30.5	(14.1)	(29.3)	(16.2)	3.1
Net Tax, DAC and PDO impacts	1.2	(15.2)	(3.9)	12.8	(3.2)	4.9
Discontinued operations	(0.2)	15.0	0.1	(2.9)	(1.5)	(0.7)
Net income (loss)	$13.7	$10.3	$(25.0)	$(11.6)	$(6.1)	$4.4

Earnings Per Share
Basic
Weighted-average shares outstanding	116.1	116.2	116.3	116.3	116.3	116.8
Total operating income (loss) per share	$0.08	$(0.17)	$(0.06)	$0.07	$0.13	$(0.02)
Net income (loss) per share	$0.12	$0.09	$(0.22)	$(0.10)	$(0.05)	$0.04

Diluted
Weighted-average shares outstanding and
dilutive potential common shares	116.6	116.2	116.3	116.3	116.3	117.1
Total operating income (loss) per share	$0.08	$(0.17)	$(0.06)	$0.07	$0.13	$(0.02)
Net income (loss) per share	$0.12	$0.09	$(0.22)	$(0.10)	$(0.05)	$0.04

(1)
Prior period amounts have been revised to reflect the correction of an error related to the historical presentation of ceded premiums related to certain reinsurance contracts within the Closed Block.  The adjustments reflect the reclassification of ceded premiums from benefits and reserves to revenue. There was no impact to net income(loss), stockholders' equity, or earnings per share.

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
Second Quarter 2011 (unaudited)

($ in millions)

	June		December 31,
	2011	2010	2010	2009	2008	2007

Premiums	$13.3	$13.6	$29.8	$37.1	$46.6	$52.7
Cost of insurance charges	231.0	244.3	475.5	491.2	434.7	336.0
Other fees	68.5	64.0	136.1	130.0	151.1	148.2
Surrender charges	8.9	9.8	17.9	26.9	15.1	15.7
Net investment income on assets backing liabilities	164.5	151.7	313.5	330.2	358.8	385.1
Net investment income on assets backing surplus	12.4	15.2	32.9	(2.2)	24.5	78.8
Total revenue	498.6	498.6	1,005.7	1,013.2	1,030.8	1,016.5

Benefits paid	239.0	268.2	517.0	806.1	463.1	436.7
Increases (decreases) in reserves	(46.9)	(89.9)	(177.1)	(434.3)	(100.4)	(149.1)
Interest on policyholder funds	60.6	64.6	124.2	136.2	152.0	155.6
Policyholder dividends	0.2	0.2	0.3	0.4	0.6	0.7
Interest expense on indebtedness	15.8	15.9	31.7	33.1	36.7	44.2
Commissions and sales incentives, net of deferrals	12.4	13.1	26.5	21.9	39.7	33.6
Operating expenses, net of deferrals	98.9	116.9	233.2	269.5	225.9	219.6
Reinsurance allowance, net of deferrals	(2.0)	8.1	5.8	(5.7)	(13.0)	(13.4)
Premium taxes	6.1	9.5	15.4	9.4	16.8	15.1
Policy acquisition cost amortization	114.1	134.4	300.4	266.5	431.7	192.7
Total benefits and expenses	498.2	541.0	1,077.4	1,103.1	1,253.1	935.7
Pre-tax operating income (loss) excl. regulatory closed block	0.4	(42.4)	(71.7)	(89.9)	(222.3)	80.8
Pre-tax operating income - regulatory closed block	25.0	28.8	57.5	62.7	62.7	67.0
Total pre-tax operating income (loss)	25.4	(13.6)	(14.2)	(27.2)	(159.6)	147.8
Income tax expense (benefit)	13.6	(3.3)	(4.6)	115.5	(75.7)	27.1
Total operating income (loss)	$11.8	$(10.3)	$(9.6)	$(142.7)	$(83.9)	$120.7

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
Second Quarter 2011 (unaudited)
($ in millions)

Quarters ended

	2010				2011
	March	June	September	December	March	June

Premiums	$7.0	$6.6	$8.1	$8.1	7.8	$5.6
Cost of insurance charges	124.4	119.9	117.6	113.6	116.1	114.9
Other fees	33.1	30.9	36.1	36.0	33.6	34.9
Surrender charges	5.0	4.8	4.3	3.8	4.1	4.8
Net investment income on assets backing liabilities	76.8	74.9	74.8	87.0	80.6	83.9
Net investment income on assets backing surplus	5.7	9.5	5.8	11.9	3.1	9.3
Total revenue	252.0	246.6	246.7	260.4	245.3	253.4

Benefits paid	129.5	138.7	128.4	120.4	114.7	124.3
Increases (decreases) in reserves	(52.0)	(38.0)	(48.4)	(38.7)	(24.6)	(22.3)
Interest on policyholder funds	32.5	32.1	30.0	29.6	29.0	31.6
Policyholder dividends	0.1	0.1	0.1	---	0.1	0.1
Interest expense on indebtedness	8.0	7.9	7.9	7.9	7.9	7.9
Commissions and sales incentives, net of deferrals	6.1	7.0	6.2	7.1	6.1	6.5
Operating expenses, net of deferrals	62.6	54.4	54.6	61.7	49.9	48.8
Reinsurance allowance, net of deferrals	(1.3)	9.4	(1.1)	(1.2)	(1.1)	(0.9)
Premium taxes	6.9	2.6	1.9	4.0	2.9	3.1
Policy acquisition cost amortization	67.0	67.4	99.9	66.1	62.5	51.7
Total benefits and expenses	259.4	281.6	279.5	256.9	247.4	250.8
Pre-tax operating income (loss) excl. regulatory closed block	(7.4)	(35.0)	(32.8)	3.5	(2.1)	2.6
Pre-tax operating income - regulatory closed block	14.4	14.4	14.4	14.3	12.5	12.5
Total pre-tax operating income (loss)	7.0	(20.6)	(18.4)	17.8	10.4	15.1
Income tax expense (benefit)	(2.7)	(0.6)	(11.3)	10.0	(4.4)	18.0
Total operating income (loss)	$9.7	$(20.0)	$(7.1)	$7.8	14.8	$(2.9)

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
Second Quarter 2011 (unaudited)

($ in millions)

	June		December 31,
	2011	2010	2010	2009	2008	2007

Debt securities	$6,386.1	$6,480.7	$6,385.4	$6,305.1	$6,011.4	$6,919.4
Equity securities	19.5	12.3	19.6	6.7	9.0	134.0
Mortgage loans	3.3	5.2	4.1	6.2	8.9	12.7
Venture capital partnerships	218.3	197.9	210.0	180.2	188.5	157.3
Policy loans	1,303.0	1,371.0	1,340.8	1,378.5	1,377.0	1,357.1
Other investments	132.2	148.3	125.5	142.8	153.3	123.7
Fair value options investments	11.8	---	16.0	---	---	---
Total closed block investments	8,074.2	8,215.4	8,101.4	8,019.5	7,748.1	8,704.2
Cash and cash equivalents	14.1	22.6	7.1	33.3	57.2	67.8
Accrued investment income	94.9	102.1	97.2	105.9	113.0	112.1
Receivables	59.3	61.5	62.5	53.3	49.5	44.7
Deferred income taxes	233.5	261.1	236.2	270.3	418.3	329.3
Other closed block assets	15.8	37.0	17.8	22.6	338.0	10.0
Total closed block assets	8,491.8	8,699.7	8,522.2	8,504.9	8,724.1	9,268.1
Policy liabilities and accruals	8,770.3	9,077.0	8,903.5	9,246.5	9,742.7	9,811.2
Policyholder dividends payable	261.8	296.3	263.3	297.8	311.1	332.8
Policyholder dividend obligation	433.5	248.5	339.0	---	---	246.0
Other closed block liabilities	67.6	152.9	73.6	57.9	72.0	49.3
Total closed block liabilities	9,533.2	9,774.7	9,579.4	9,602.2	10,125.8	10,439.3
Excess of closed block liabilities over closed block assets	$1,041.4	$1,075.0	$1,057.2	$1,097.3	$1,401.7	$1,171.2

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
Second Quarter 2011 (unaudited)

($ in millions)

	2010				2011
	March	June	September	December	March	June

Debt securities	$6,371.5	$6,480.7	$6,581.3	$6,385.4	$6,384.6	$6,386.1
Equity securities	9.9	12.3	19.4	19.6	21.6	19.5
Mortgage loans	5.7	5.2	4.5	4.1	3.7	3.3
Venture capital partnerships	191.2	197.9	199.4	210.0	215.3	218.3
Policy loans	1,380.0	1,371.0	1,349.1	1,340.8	1,315.1	1,303.0
Other investments	141.5	148.3	122.6	125.5	122.7	132.2
Fair value options investments	---	---	15.1	16.0	11.7	11.8
Total closed block investments	8,099.8	8,215.4	8,291.4	8,101.4	8,074.7	8,074.2
Cash and cash equivalents	24.6	22.6	27.5	7.1	11.4	14.1
Accrued investment income	107.4	102.1	102.1	97.2	96.5	94.9
Receivables	55.5	61.5	72.5	62.5	60.1	59.3
Deferred income taxes	264.1	261.1	246.9	236.2	232.3	233.5
Other closed block assets	17.1	37.0	14.1	17.8	25.3	15.8
Total closed block assets	8,568.5	8,699.7	8,754.5	8,522.2	8,500.3	8,491.8
Policy liabilities and accruals	9,167.0	9,077.0	8,975.2	8,903.5	8,835.8	8,770.3
Policyholder dividends payable	299.2	296.3	294.8	263.3	264.3	261.8
Policyholder dividend obligation	114.8	248.5	457.3	339.0	355.8	433.5
Other closed block liabilities	71.5	152.9	93.4	73.6	93.5	67.6
Total closed block liabilities	9,652.5	9,774.7	9,820.7	9,579.4	9,549.4	9,533.2
Excess of closed block liabilities over closed block assets	$1,084.0	$1,075.0	$1,066.2	$1,057.2	$1,049.1	$1,041.4

The Phoenix Companies, Inc.
Variable Universal Life
Funds Under Management
Second Quarter 2011 (unaudited)

($ in millions)

	June		December 31,
	2011	2010	2010	2009	2008	2007

Funds Under Management (FUM)
Deposits	$47.4	$56.3	$108.5	$115.8	$142.2	$153.8
Surrenders	(78.9)	(89.0)	(175.6)	(158.8)	(105.4)	(102.1)
Net flows	(31.5)	(32.7)	(67.1)	(43.0)	36.8	51.7
Deaths	(2.6)	(2.5)	(4.3)	(2.6)	(4.6)	(12.0)
Interest credited	61.9	(39.9)	143.6	244.3	(486.1)	121.5
Fees	(6.2)	(6.7)	(13.1)	(15.3)	(22.7)	(26.1)
Cost of insurance	(36.2)	(38.3)	(76.0)	(80.0)	(78.6)	(75.2)
Change in FUM	(14.6)	(120.1)	(16.9)	103.4	(555.2)	59.9
Beginning balance	1,151.6	1,168.5	1,168.5	1,065.1	1,620.3	1,560.4
Ending fund balance	$1,137.0	$1,048.4	$1,151.6	$1,168.5	$1,065.1	$1,620.3

Gross life insurance in force	$15,090.0	$17,183.0	$16,063.0	$22,780.0	$24,934.5	$24,714.2
Less Philadelphia Financial Group (PFG) gross life insurance in force	---	---	---	4,758.1	4,665.3	4,259.4
Gross life insurance in force (1)	$15,090.0	$17,183.0	$16,063.0	$18,021.9	$20,269.2	$20,454.8

(1)	Gross life insurance in force for all periods have been reduced to reflect the sale of Philadelphia Financial Group (PFG) in June 2010.

The Phoenix Companies, Inc.
Variable Universal Life
Funds Under Management
Second Quarter 2011 (unaudited)
($ in millions)

Quarters ended

	2010				2011
	March	June	September	December	March	June

Funds Under Management (FUM)
Deposits	$28.7	$27.6	$26.2	$26.0	$24.5	$22.9
Surrenders	(46.3)	(42.7)	(39.7)	(46.9)	(44.7)	(34.2)
Net flows	(17.6)	(15.1)	(13.5)	(20.9)	(20.2)	(11.3)
Deaths	(2.1)	(0.4)	(0.9)	(0.9)	(2.0)	(0.6)
Interest credited	41.6	(81.5)	97.9	85.6	52.9	9.0
Fees	(3.3)	(3.4)	(3.1)	(3.3)	(3.1)	(3.1)
Cost of insurance	(19.2)	(19.1)	(19.0)	(18.7)	(18.4)	(17.8)
Change in FUM	(0.6)	(119.5)	61.4	41.8	9.2	(23.8)
Beginning balance	1,168.5	1,167.9	1,048.4	1,109.8	1,151.6	1,160.8
Ending fund balance	$1,167.9	$1,048.4	$1,109.8	$1,151.6	$1,160.8	$1,137.0

Gross life insurance in force	$22,483.0	$17,183.0	$16,589.0	$16,063.0	$15,498.0	$15,090.0
Less Philadelphia Financial Group (PFG) gross life insurance in force	4,738.3	---	---	---	---	---
Gross life insurance in force (1)	$17,744.7	$17,183.0	$16,589.0	$16,063.0	$15,498.0	$15,090.0

(1)	Gross life insurance in force for all periods have been reduced to reflect the sale of Philadelphia Financial Group (PFG) in June 2010.

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive Funds Under Management
Second Quarter 2011 (unaudited)
($ in millions)

	June		December 31,
	2011	2010	2010	2009	2008	2007

Funds Under Management (FUM)
Deposits	$190.8	$159.4	$336.2	$351.4	$587.5	$540.9
Surrenders	(42.8)	(64.6)	(123.4)	(161.6)	(118.8)	(77.0)
Net flows	148.0	94.8	212.8	189.8	468.7	463.9
Deaths	(17.7)	(22.8)	(40.2)	(27.3)	(28.4)	(22.9)
Interest credited	40.8	44.6	85.7	96.6	97.7	86.3
Fees	(11.8)	(11.2)	(22.5)	(28.3)	(51.5)	(48.6)
Cost of insurance	(194.7)	(204.7)	(397.6)	(406.1)	(354.4)	(258.9)
Change in FUM	(35.4)	(99.3)	(161.8)	(175.3)	132.1	219.8
Beginning balance	1,918.9	2,080.7	2,080.7	2,256.0	2,123.9	1,904.1
Ending fund balance	$1,883.5	$1,981.4	$1,918.9	$2,080.7	$2,256.0	$2,123.9

Gross life insurance in force	$27,268.0	$30,679.0	$28,769.0	$32,329.0	$33,351.1	$27,358.2

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive
Funds Under Management
Second Quarter 2011 (unaudited)
($ in millions)

Quarters ended

	2010				2011
	March	June	September	December	March	June

Funds Under Management (FUM)
Deposits	$84.3	$75.1	$80.8	$96.0	$90.2	$100.6
Surrenders	(35.6)	(29.0)	(33.8)	(25.0)	(21.9)	(20.9)
Net flows	48.7	46.1	47.0	71.0	68.3	79.7
Deaths	(9.8)	(13.0)	(8.7)	(8.7)	(8.5)	(9.2)
Interest credited	23.1	21.5	20.7	20.4	20.3	20.5
Fees	(6.1)	(5.1)	(5.4)	(5.9)	(5.7)	(6.1)
Cost of insurance	(104.3)	(100.4)	(98.2)	(94.7)	(97.6)	(97.1)
Change in FUM	(48.4)	(50.9)	(44.6)	(17.9)	(23.2)	(12.2)
Beginning balance	2,080.7	2,032.3	1,981.4	1,936.8	1,918.9	1,895.7
Ending fund balance	$2,032.3	$1,981.4	$1,936.8	$1,918.9	$1,895.7	$1,883.5

Gross life insurance in force	$31,690.0	$30,679.0	$29,705.0	$28,769.0	$27,930.0	$27,268.0

The Phoenix Companies, Inc.
Life Sales
Second Quarter 2011 (unaudited)
($ in millions)

	June			December 31,
	2011		2010	2010	2009	2008	2007
Life Insurance Sales

Wholesaler Channel
Variable universal life	$	---	$0.1	$0.1	$6.9	$26.7	$21.9
Universal life/interest sensitive		1.3	1.2	2.6	20.8	229.9	308.2
Term life		---	---	---	5.3	21.6	22.2
Life insurance annualized premium (1)		1.3	1.3	2.7	33.0	278.2	352.3

Variable universal life		---	---	0.2	3.2	9.3	8.0
Universal life/interest sensitive		0.4	0.9	1.1	19.2	54.2	65.0
Life insurance single premium		0.4	0.9	1.3	22.4	63.5	73.0

Variable universal life		0.1	0.1	0.3	10.1	36.0	29.9
Universal life/interest sensitive		1.6	2.1	3.7	40.0	284.1	373.2
Term life		---	---	---	5.3	21.6	22.2
Total wholesaler life insurance premium (2)		$1.7	$2.2	$4.0	$55.4	$341.7	$425.3

Gross life insurance in force		$1,30,007.0	$1,43,085.0	$1,36,239.0	$1,55,267.0	$1,66,781.0	$1,56,889.0
Less Philadelphia Financial Group (PFG) gross life insurance in force		---	---	---	4,758.1	4,665.3	4,259.4
Gross life insurance in force (3)		$1,30,007.0	$1,43,085.0	$1,36,239.0	$1,50,508.9	$1,62,115.7	$1,52,629.6

Average face amount for life insurance sales		$0.5	$0.6	$0.6	$0.9	$1.0	$1.3

(1) Annualized premium represents first year premiums on an annual basis.

(2) Total premium represents annualized and single premiums.

(3) Gross life insurance in force for all periods have been reduced to reflect the sale of Philadelphia Financial Group (PFG) in June 2010.

The Phoenix Companies, Inc.
Life Sales
Second Quarter 2011 (unaudited)
($ in millions)

Quarters ended

	2010							2011
	March		June	September		December		March		June
Life Insurance Sales

Wholesaler Channel
Variable universal life	$	---	$0.1	$	---	$	---	$	---	$	---
Universal life/interest sensitive		0.9	0.3		0.6		0.8		0.6		0.7
Term life		---	---		---		---		---		---
Life insurance annualized premium (1)		0.9	0.4		0.6		0.8		0.6		0.7

Variable universal life		---	---		0.1		0.1		---		---
Universal life/interest sensitive		0.8	0.1		0.1		0.1		0.3		0.2
Life insurance single premium		0.8	0.1		0.2		0.2		0.3		0.2

Variable universal life		---	0.1		0.1		0.1		---		0.1
Universal life/interest sensitive		1.7	0.4		0.7		0.9		0.8		0.8
Term life		---	---		---		---		---		---
Total wholesaler life insurance premium (2)		$1.7	$0.5		$0.8		$1.0		$0.8		$0.9

Gross life insurance in force		$1,51,669.0	$1,43,085.0		$1,39,512.0		$1,36,239.0		$1,32,884.0		$1,30,007.0
Less Philadelphia Financial Group (PFG) gross life insurance in force		4,738.3	---		---		---		---		---
Gross life insurance in force (3)		$1,46,930.7	$1,43,085.0		$1,39,512.0		$1,36,239.0		$1,32,884.0		$1,30,007.0

Average face amount for life insurance sales		$0.8	$0.3		$0.3		$0.7		$0.5		$0.5

(1) Annualized premium represents first year premiums on an annual basis.

(2) Total premium represents annualized and single premiums.

(3) Gross life insurance in force for all periods have been reduced to reflect the sale of Philadelphia Financial Group (PFG) in June 2010.

The Phoenix Companies, Inc.
Annuity Funds Under Management and
Annuity Supplementary Information
Second Quarter 2011 (unaudited)
($ in millions)

	June		December 31,
	2011	2010	2010	2009	2008	2007

Funds Under Management (FUM) (1)
Deposits	$396.6	$46.1	$220.8	$142.6	$628.9	$630.6
Surrenders	(259.9)	(253.4)	(482.5)	(592.2)	(819.6)	(953.8)
Net flows	136.7	(207.3)	(261.7)	(449.6)	(190.7)	(323.2)
Deaths	185.3	(28.5)	(54.8)	(51.2)	(75.4)	(75.9)
Interest credited	26.6	(83.3)	440.0	738.8	(1,215.7)	344.7
Bonus	(28.6)	1.1	12.1	---	---	---
Fees	(31.6)	(28.6)	(56.2)	(53.7)	(55.5)	(61.1)
Change in FUM	288.4	(346.6)	79.4	184.3	(1,537.3)	(115.5)
Beginning balance	4,083.3	4,003.9	4,003.9	3,819.6	5,356.9	5,472.4
Ending fund balance	$4,371.7	$3,657.3	$4,083.3	$4,003.9	$3,819.6	$5,356.9

VA funds in guaranteed interest accounts (2)	$444.3	$477.5	$459.6	$502.5	$664.9	$809.3

(1) Funds under management (FUM) for all periods have been revised to include group pension product funds.

(2) Amounts are included in the annuity funds under management (FUM) table above.

Variable Annuity Guaranteed Minimum Death Benefits
Death benefit in excess of fund value	$229.0	$612.5	$290.0	$531.8	$1,105.5	$202.4
Death benefit in excess of fund value, net of reinsurance	75.4	351.9	116.4	291.6	709.6	46.6
Statutory reserve, net of reinsurance	5.3	9.4	5.8	8.3	39.0	12.9

Variable Annuity Guaranteed Income Benefits
Account balance	$513.8	$476.4	$528.4	$525.8	$464.1	$716.8
Statutory reserve	18.1	55.2	22.4	39.2	34.7	6.9

Variable Annuity Guaranteed Accumulation Benefits
Account balance	$434.4	$381.2	$440.3	$417.9	$335.6	$389.8
Statutory reserve	---	23.0	0.5	9.6	4.3	2.3

Variable Annuity Guaranteed Withdrawal Benefits
Account balance	$623.5	$543.6	$615.7	$592.2	$413.2	$214.6
Statutory reserve	---	14.0	0.5	12.3	3.5	0.7

Variable Annuity Guaranteed Payout Annuity Floor
Account balance	$19.8	$19.0	$27.0	$22.8	$22.7	$43.4
Statutory reserve	2.4	5.7	3.1	5.5	11.2	2.2

The Phoenix Companies, Inc.
Annuity Funds Under Management and
Annuity Supplementary Information
Second Quarter 2011 (unaudited)
($ in millions)

Quarters ended

	2010				2011
	March	June	September	December	March	June

Funds Under Management (FUM) (1)
Deposits	$19.3	$26.8	$38.7	$136.0	$205.3	$191.3
Surrenders	(124.3)	(129.1)	(110.6)	(118.5)	(134.9)	(125.0)
Net flows	(105.0)	(102.3)	(71.9)	17.5	70.4	66.3
Deaths	(15.7)	(12.8)	(12.8)	(13.5)	(17.0)	(14.6)
Interest credited	125.5	(208.8)	281.8	241.5	146.8	38.5
Bonus	0.3	0.8	1.5	9.5	14.6	12.0
Fees	(14.6)	(14.0)	(13.3)	(14.3)	(14.4)	(14.2)
Change in FUM	(9.5)	(337.1)	185.3	240.7	200.4	88.0
Beginning balance	4,003.9	3,994.4	3,657.3	3,842.6	4,083.3	4,283.7
Ending fund balance	$3,994.4	$3,657.3	$3,842.6	$4,083.3	$4,283.7	$4,371.7

VA funds in guaranteed interest accounts (2)	$489.8	$477.5	$468.6	$459.6	$449.2	$444.3

(1) Funds under management (FUM) for all periods have been revised to include group pension product funds.

(2) Amounts are included in the annuity funds under management (FUM) table above.

Variable Annuity Guaranteed Minimum Death Benefits
Death benefit in excess of fund value	$453.3	$612.5	$418.0	$290.0	$235.5	$229.0
Death benefit in excess of fund value, net of reinsurance	233.8	351.9	209.8	116.4	78.9	75.4
Statutory reserve, net of reinsurance	7.4	9.4	7.2	5.8	5.1	5.3

Variable Annuity Guaranteed Income Benefits
Account balance	$530.2	$476.4	$505.4	$528.4	$530.1	$513.8
Statutory reserve	33.1	55.2	36.1	22.4	17.2	18.1

Variable Annuity Guaranteed Accumulation Benefits
Account balance	$425.4	$381.2	$413.5	$440.3	$445.1	$434.4
Statutory reserve	7.4	23.0	7.1	0.5	---	---

Variable Annuity Guaranteed Withdrawal Benefits
Account balance	$601.1	$543.6	$584.8	$615.7	$631.6	$623.5
Statutory reserve	6.0	14.0	4.8	0.5	---	---

Variable Annuity Guaranteed Payout Annuity Floor
Account balance	$22.6	$19.0	$20.0	$27.0	$21.5	$19.8
Statutory reserve	4.3	5.7	4.6	3.1	2.4	2.4

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
Second Quarter 2011 (unaudited)
($ in millions)

	June		December 31,
	2011	2010	2010	2009	2008	2007
Deferred Policy Acquisition Costs:
Variable universal life	$224.5	$258.0	$238.5	$275.1	$324.2	$355.0
Universal life	510.1	728.1	591.8	820.2	970.4	796.7
Variable annuities	141.5	158.0	183.9	172.7	155.6	270.8
Fixed annuities	91.9	6.5	0.4	6.2	6.5	12.8
Traditional life	440.9	448.9	445.1	455.8	478.6	566.9
Offset for unrealized investment gains or losses	(50.0)	38.5	(15.4)	186.0	773.0	63.7
Total deferred policy acquisition costs	$1,358.9	$1,638.0	$1,444.3	$1,916.0	$2,708.3	$2,065.9

Deferred Policy Acquisition Costs:
Policy acquisition costs deferred	$63.8	$3.5	$27.0	$67.6	$339.6	$461.3
Costs amortized to expenses:
Recurring costs	(114.2)	(134.3)	(300.4)	(266.4)	(431.8)	(192.7)
Realized investment gains or losses	(0.3)	0.2	2.2	5.8	25.8	(0.2)
Offsets to net unrealized investment gains or losses
included in AOCI (1)	(34.7)	(147.4)	(198.9)	(603.6)	709.3	63.4
Cumulative effect of adoption of new guidance	---	---	(1.6)	11.9	---	---
Other	---	---	---	(7.6)	(0.5)	---
Change in deferred policy acquisition costs	(85.4)	(278.0)	(471.7)	(792.3)	642.4	331.8
Deferred policy acquisition costs, beginning of period	1,444.3	1,916.0	1,916.0	2,708.3	2,065.9	1,734.1
Deferred policy acquisition costs, end of period	$1,358.9	$1,638.0	$1,444.3	$1,916.0	$2,708.3	$2,065.9

(1)    An offset to deferred policy acquisition costs and AOCI is recorded each period to the extent that, had unrealized holding gains or losses from securities classified as available-for-sale actually been realized, an adjustment to deferred policy acquisition costs amortized using gross profits or gross margins would result.

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
Second Quarter 2011 (unaudited)
($ in millions)

Quarters ended

	2010				2011
	March	June	September	December	March	June
Deferred Acquisition Costs:
Variable universal life	$267.0	$258.0	$246.9	$238.5	$231.6	$224.5
Universal life	773.4	728.1	646.1	591.8	545.6	510.1
Variable annuities	168.6	158.0	164.7	183.9	210.4	141.5
Fixed annuities	6.3	6.5	0.3	0.4	0.6	91.9
Traditional life	450.4	448.9	447.4	445.1	443.2	440.9
Offset for unrealized investment gains or losses	77.3	38.5	(33.7)	(15.4)	(28.1)	(50.0)
Total deferred policy acquisition costs	$1,743.0	$1,638.0	$1,471.7	$1,444.3	$1,403.3	$1,358.9

Deferred Policy Acquisition Costs:
Policy acquisition costs deferred	$3.8	$(0.3)	$4.9	$18.6	$34.4	$29.4
Costs amortized to expenses:
Recurring costs	(67.0)	(67.3)	(100.0)	(66.1)	(62.5)	(51.7)
Realized investment gains or losses	(1.2)	1.4	0.3	1.7	(0.2)	(0.1)
Offsets to net unrealized investment gains or losses
included in AOCI (1)	(108.6)	(38.8)	(69.9)	18.4	(12.7)	(22.0)
Cumulative effect of adoption of new guidance	---	---	(1.6)	---	---	---
Change in deferred policy acquisition costs	(173.0)	(105.0)	(166.3)	(27.4)	(41.0)	(44.4)
Deferred policy acquisition costs, beginning of period	1,916.0	1,743.0	1,638.0	1,471.7	1,444.3	1,403.3
Deferred policy acquisition costs, end of period	$1,743.0	$1,638.0	$1,471.7	$1,444.3	$1,403.3	$1,358.9

(1)    An offset to deferred policy acquisition costs and AOCI is recorded each period to the extent that, had unrealized holding gains or losses from securities classified as available-for-sale actually been realized, an adjustment to deferred policy acquisition costs amortized using gross profits or gross margins would result.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
Second Quarter 2011 (unaudited)
($ in millions)

	June		December 31,
	2011	2010	2010	2009	2008	2007
REVENUES
Premiums (2)	$220.3	$257.7	$521.4	$583.9	$664.3	$697.5
Fee income	308.4	318.1	630.2	648.1	601.3	499.4
Net investment income	411.6	421.4	844.6	786.7	912.5	1,056.7
Net realized investment losses:
Total other-than-temporary impairment ("OTTI") losses	(14.0)	(55.2)	(105.2)	(201.5)	(245.0)	(51.9)
Portion of OTTI losses recognized in other comprehensive income	5.3	28.3	55.6	93.1	---	---
Net OTTI losses recognized in earnings	(8.7)	(26.9)	(49.6)	(108.4)	(245.0)	(51.9)
Net realized investment gains (losses), excluding OTTI losses	(4.4)	60.4	39.7	6.2	(50.8)	45.9
Net realized investment (losses)	(13.1)	33.5	(9.9)	(102.2)	(295.8)	(6.0)
Total revenues	927.2	1,030.7	1,986.3	1,916.5	1,882.3	2,247.6

BENEFITS AND EXPENSES
Policy benefits, excluding policyholder dividends (2)	531.8	556.3	1,090.0	1,179.6	1,260.7	1,211.6
Policyholder dividends	137.2	160.2	309.8	226.8	207.5	380.0
Policy acquisition cost amortization	114.5	134.1	298.2	260.6	406.0	192.9
Interest expense on indebtedness	15.8	15.9	31.7	33.1	36.7	44.2
Interest expense on non-recourse collateralized obligations	---	---	---	---	11.8	15.4
Other operating expenses	118.4	155.1	291.3	303.5	254.9	270.1
Total benefits and expenses	917.7	1,021.6	2,021.0	2,003.6	2,177.6	2,114.2

Income (loss) from continuing operations before income taxes	9.5	9.1	(34.7)	(87.1)	(295.3)	133.4
Income tax expense (benefit)	9.0	(0.1)	(10.1)	108.9	(118.5)	20.1

Income (loss) from continuing operations	0.5	9.2	(24.6)	(196.0)	(176.8)	113.3

Income (loss) from discontinued operations, net of income taxes	(2.2)	14.8	12.0	(123.0)	(549.2)	4.3

Net income (loss)	$(1.7)	$24.0	$(12.6)	$(319.0)	$(726.0)	$117.6

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

(2) Prior period amounts have been revised to reflect the correction of an error related to the historical presentation of ceded premiums related to certain reinsurance contracts within the Closed Block. The adjustments reflect the reclassification of ceded premiums from benefits and reserves to revenue. There was no impact tonet income(loss), stockholders' equity, or earnings per share.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
Second Quarter 2011 (unaudited)
($ in millions)

Quarters Ended

	2010				2011
	March	June	September	December	March	June
REVENUES
Premiums (2)	$126.9	$130.8	$129.8	$133.9	$111.0	$109.3
Fee income	162.5	155.6	157.9	154.2	153.8	154.6
Net investment income	204.6	216.8	194.3	228.9	200.8	210.8
Net realized investment losses:
Total other-than-temporary impairment ("OTTI") losses	(31.4)	(23.8)	(25.0)	(25.0)	(7.4)	(6.6)
Portion of OTTI losses recognized in other comprehensive income	16.9	11.4	13.1	14.2	1.7	3.6
Net OTTI losses recognized in earnings	(14.5)	(12.4)	(11.9)	(10.8)	(5.7)	(3.0)
Net realized investment gains (losses), excluding OTTI losses	17.5	42.9	(2.2)	(18.5)	(10.5)	6.1
Net realized investment gains (losses)	3.0	30.5	(14.1)	(29.3)	(16.2)	3.1
Total revenues	497.0	533.7	467.9	487.7	449.4	477.8

BENEFITS AND EXPENSES
Policy benefits, excluding policyholder dividends (2)	263.8	292.5	264.4	269.3	260.7	271.1
Policyholder dividends	62.7	97.5	64.7	84.9	63.7	73.6
Policy acquisition cost amortization	68.2	65.9	99.7	64.4	62.7	51.8
Interest expense on indebtedness	8.0	7.9	7.9	7.9	7.9	7.9
Other operating expenses	80.2	74.9	64.0	72.2	59.3	58.9
Total benefits and expenses	482.9	538.7	500.7	498.7	454.3	463.3

Income (loss) from continuing operations before income taxes	14.1	(5.0)	(32.8)	(11.0)	(4.9)	14.5
Income tax expense (benefit)	0.2	(0.2)	(7.7)	(2.3)	(0.3)	9.4

Income (loss) from continuing operations	13.9	(4.8)	(25.1)	(8.7)	(4.6)	5.1

Income (loss) from discontinued operations, net of income taxes	(0.2)	15.1	0.1	(2.9)	(1.5)	(0.7)

Net income (loss)	$13.7	$10.3	$(25.0)	$(11.6)	$(6.1)	$4.4

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

(2) Prior period amounts have been revised to reflect the correction of an error related to the historical presentation of ceded premiums related to certain reinsurance contracts within the Closed Block. The adjustments reflect the reclassification of ceded premiums from benefits and reserves to revenue. There was no impact to net income(loss), stockholders' equity, or earnings per share.

The Phoenix Companies, Inc.
Condensed Consolidated Balance Sheet - Preliminary
Second Quarter 2011 (unaudited)
($ in millions)

	June	December 31,
	2011	2010	2009	2008	2007
ASSETS:
Available-for-sale debt securities, at fair value	$11,401.9	$10,893.8	$10,333.0	$9,817.4	$11,959.4
Available-for-sale equity securities, at fair value	48.5	47.5	25.2	25.2	191.8
Venture capital partnerships, at equity in net assets	228.4	220.0	188.6	200.8	173.7
Policy loans, at unpaid principal balances	2,365.0	2,386.5	2,324.4	2,477.5	2,346.8
Other investments	500.3	516.9	539.7	616.9	507.3
Fair value option investments	93.3	102.1	69.3	84.1	---
	14,637.4	14,166.8	13,480.2	13,221.9	15,179.0
Available-for-sale debt and equity securities pledged
as collateral, at fair value	---	---	---	148.0	219.1
Total investments	14,637.4	14,166.8	13,480.2	13,369.9	15,398.1
Cash and cash equivalents	135.1	121.9	256.7	373.8	527.4
Accrued investment income	180.7	169.5	176.3	203.2	209.4
Receivables	432.5	405.7	356.6	358.0	279.3
Deferred policy acquisition costs	1,358.9	1,444.3	1,916.0	2,708.3	2,065.9
Deferred income taxes	88.7	116.4	166.2	435.2	33.5
Other assets	154.3	180.5	195.7	211.0	174.3
Discontinued operations assets	53.4	60.4	3,620.4	4,293.9	6,032.1
Separate account assets	4,336.3	4,416.8	4,418.1	3,860.1	5,781.2
Total assets	$21,377.3	$21,082.3	$24,586.2	$25,813.4	$30,501.2

LIABILITIES:
Policy liabilities and accruals	$12,975.0	$12,992.5	$13,151.1	$13,932.9	$13,952.0
Policyholder deposit funds	1,860.6	1,494.1	1,342.7	1,616.6	1,808.9
Indebtedness	427.7	427.7	428.0	458.0	627.7
Other liabilities	569.0	546.3	529.8	651.1	473.8
Discontinued operations liabilities	45.6	49.4	3,585.4	4,184.4	5,260.7
Non-recourse collateralized debt obligations	---	---	---	245.2	317.9
Separate account liabilities	4,336.3	4,416.8	4,418.1	3,860.1	5,781.2
Total liabilities	20,214.2	19,926.8	23,455.1	24,948.3	28,222.2

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value: 116.3 million and 116.1 million shares outstanding	1.3	1.3	1.3	1.3	1.3
Additional paid-in capital	2,632.4	2,631.0	2,627.3	2,626.4	2,616.1
Accumulated deficit	(1,165.2)	(1,163.5)	(1,146.7)	(839.5)	(20.7)
Accumulated other comprehensive loss	(125.9)	(133.8)	(171.3)	(743.6)	(138.2)
Treasury stock, at cost: 11.3 million and 11.3 million shares	(179.5)	(179.5)	(179.5)	(179.5)	(179.5)
Total stockholders' equity	1,163.1	1,155.5	1,131.1	865.1	2,279.0
Total liabilities and stockholders' equity	$21,377.3	$21,082.3	$24,586.2	$25,813.4	$30,501.2

The Phoenix Companies, Inc.
General Account Investment Portfolio Summary (1)
Second Quarter 2011 (unaudited)
($ millions)

	Total Debt Securities		Public Debt Securities		Private Debt Securities
	6/30/2011	12/31/2010	6/30/2011	12/31/2010	6/30/2011		12/31/2010
Debt Securities by Credit Quality (Carrying Value)

AAA/AA/A	$6,668.8	$6,408.9	$5,209.3	$5,029.1		$1,459.5	$1,379.8
BBB	3,767.4	3,531.7	2,297.3	2,069.2		1,470.1	1,462.5
Total Investment Grade	10,436.2	9,940.6	7,506.6	7,098.3		2,929.6	2,842.3
BB	525.6	472.2	404.9	347.4		120.7	124.8
B	251.0	265.8	136.8	145.6		114.2	120.2
CCC and Lower	120.9	149.7	50.5	68.4		70.4	81.3
In or Near Default	68.2	65.5	39.7	39.3		28.5	26.2
Total Debt Securities	$11,401.9	$10,893.8	$8,138.5	$7,699.0		$3,263.4	$3,194.8

% Below Investment Grade	8.5%	8.7%	7.8%	7.8%		10.2%	11.0%

Unrealized Gains and Losses on Debt and Equity Securities
As of 6/30/11
	Total		Outside Closed Block			Closed Block
	Gains	Losses	Gains	Losses	Gains		Losses
Total Debt Securities	$666.7	$(250.8)	$221.1	$(166.8)		$445.6	$(84.0)
Equity Securities	16.7	(1.8)	10.7	(0.2)		6.0	(1.6)
Total Unrealized Gains (Losses)	683.4	(252.6)	231.8	(167.0)		451.6	(85.6)

Applicable PDO	451.6	(85.6)	---	---		451.6	(85.6)
Applicable DAC (Credit)	145.7	(97.1)	145.7	(97.1)		---	---
Applicable Deferred Income Tax (Benefit)	30.1	(24.5)	30.1	(24.5)		---	---
Total Offsets to Net Unrealized Gains (Losses)	627.4	(207.2)	175.8	(121.6)		451.6	(85.6)
Net Unrealized Gains (Losses)	$56.0	$(45.4)	$56.0	$(45.4)	$	---	$ ---
Net Unrealized Gains	$10.6		$10.6		$	---

(1) Excludes debt and equity securities pledged as collateral.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
Second Quarter 2011 (unaudited)
($ in millions)

	June		December 31,
	2011	2010	2010	2009	2008	2007
GAAP Net Investment Income
Debt securities	$303.0	$304.3	$602.1	$649.4	$707.1	$775.0
Equity securities	0.6	0.7	2.4	0.4	4.3	8.2
Policy loans	85.6	85.5	171.7	183.6	187.0	179.5
Venture capital	11.0	17.2	24.5	(25.9)	(4.7)	27.0
Cash and cash equivalents	---	0.1	0.1	0.3	7.5	18.8
Fair value option investments	2.2	0.9	7.2	1.5	---	---
Other investments (2)	13.4	20.1	49.8	(10.3)	18.2	53.9
Total cash and invested assets	415.8	428.8	857.8	799.0	919.4	1,062.4
Less: Discontinued operations	1.0	3.3	5.0	4.8	6.0	11.2
Less: Investment expenses	3.2	4.1	8.2	7.5	8.2	9.6
Total net investment income	$411.6	$421.4	$844.6	$786.7	$905.2	$1,041.6

Annualized Yields
Debt securities	5.5%	5.9%	5.7%	6.4%	7.1%	6.6%
Equity securities	2.4%	4.0%	5.2%	1.7%	4.6%	4.1%
Policy loans	7.5%	7.6%	7.6%	8.0%	7.7%	7.9%
Venture capital	10.2%	18.5%	12.1%	-12.9%	-2.3%	17.3%
Cash and cash equivalents	0.0%	0.1%	0.1%	0.2%	2.2%	4.1%
Fair value option investments	4.9%	2.8%	7.5%	-2.2%	0.0%	0.0%
Other investments (2)	5.6%	7.7%	9.5%	-2.5%	2.4%	11.6%
Total cash and invested assets	5.8%	6.3%	6.2%	6.0%	6.8%	7.0%

Investment expenses and discontinued operations	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Total net investment income yields	5.7%	6.2%	6.1%	5.9%	6.7%	6.9%

(1) Excludes debt and equity securities pledged as collateral.

(2)  Includes real estate, affiliates and other invested assets.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
Second Quarter 2011 (unaudited)
($ in millions)

Quarters ended
	2010				2011
	March	June	September	December	March	June
GAAP Net Investment Income
Debt securities	$154.3	$150.2	$147.2	$150.3	$147.6	$155.4
Equity securities	0.1	0.6	---	1.7	0.6	---
Policy loans	43.4	42.1	43.0	43.2	42.0	43.6
Venture capital	5.3	11.9	(2.4)	9.7	9.8	1.2
Cash and cash equivalents	---	0.1	---	---	0.0	---
Fair value option investments	0.7	0.2	(0.7)	7.0	2.4	(0.2)
Other investments (2)	4.6	15.5	9.9	19.8	0.7	12.7
Total cash and invested assets	208.4	220.6	197.0	231.7	203.1	212.7
Less: Discontinued operations	1.7	1.8	0.8	0.6	0.5	0.5
Less: Investment expenses	2.1	2.0	1.9	2.2	1.8	1.4
Total net investment income	$204.6	$216.8	$194.3	$228.9	$200.8	$210.8

Annualized Yields
Debt securities	6.2%	5.9%	5.6%	5.7%	5.5%	5.7%
Equity securities	1.4%	7.0%	0.0%	15.6%	4.9%	0.0%
Policy loans	7.7%	7.5%	7.7%	7.6%	7.3%	7.6%
Venture capital	11.6%	26.5%	-4.5%	19.9%	19.2%	2.1%
Cash and cash equivalents	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%
Fair value option investments	4.1%	1.2%	-3.5%	32.9%	10.4%	-0.9%
Other investments (2)	3.5%	12.2%	7.3%	15.5%	0.6%	10.9%
Total cash and invested assets	6.2%	6.5%	5.7%	6.7%	5.8%	6.0%

Investment expenses and discontinued operations	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Total net investment income yields	6.1%	6.4%	5.6%	6.6%	5.7%	5.9%

(1) Excludes debt and equity securities pledged as collateral.

(2)  Includes real estate, affiliates and other invested assets.

The Phoenix Companies, Inc.
General Account Realized Investment Gains and Losses
Second Quarter 2011 (unaudited)
($ Millions)

	June		December 31,
	2011	2010	2010	2009	2008	2007
Realized Investment Gains and Losses
Debt security	$(8.7)	$(26.4)	$(49.0)	$(93.0)	$(224.0)	$(46.7)
Equity security	---	(0.5)	(0.6)	(5.2)	(2.7)	(0.5)
Debt and equity securities pledged as collateral	---	---	---	---	(2.3)	(0.8)
Other invested asset	---	---	---	(10.2)	(16.0)	(3.9)
Total impairment losses	(8.7)	(26.9)	(49.6)	(108.4)	(245.0)	(51.9)
Debt security net transaction	6.3	38.9	45.4	(23.8)	(9.8)	11.6
Equity security net transaction	0.1	---	---	2.2	(29.5)	9.5
Venture capital net investment	---	---	(0.3)	(3.6)	(3.0)	---
Mortgage loan net transaction	---	0.2	0.2	(0.1)	(0.1)	1.4
Affiliate equity security transaction	---	---	---	---	---	13.7
Real estate net transaction	---	---	---	---	2.4	1.4
Other invested asset net transactions	(1.6)	---	(1.2)	1.5	(0.9)	3.7
Debt and equity securities pledged as collateral	---	(1.6)	---	---	2.2	1.8
CDO deconsolidation	---	---	---	57.0	---	---
Total net transactions	4.8	37.5	44.1	33.2	(38.7)	43.1
Realized gains (losses) on fair value option securities	1.0	(0.4)	3.5	4.0	(18.4)	3.8
Realized gains (losses) on derivative assets and liabilities (1)	(10.2)	23.3	(7.9)	(31.0)	6.3	(1.0)
Net realized gains (losses)	(13.1)	33.5	(9.9)	(102.2)	(295.8)	(6.0)

Closed block applicable PDO (reduction)	(1.6)	(11.4)	(9.4)	40.5	120.2	(4.4)
Applicable deferred acquisition costs (credit)	(0.3)	0.3	2.2	5.8	25.7	(0.2)
Applicable income tax expense (benefit)	4.7	(3.3)	5.6	6.6	42.7	5.3
Debt and equity securities pledged as collateral	---	---	---	---	0.1	0.8
Realized gains (losses) on def. comp. portion fair value option securities	(1.0)	0.4	(3.5)	(4.0)	18.4	(3.8)
Net realized investment gains (losses) included in net income (loss)	$(11.3)	$19.5	$(15.0)	$(53.3)	$(88.7)	$(8.3)

(1) Beginning in the second quarter 2011, changes in fair value of fixed indexed annuity contract embedded derivatives are recorded in policy benefits, excluding policyholder dividends.

The Phoenix Companies, Inc.
General Account Realized Investment Gains and Losses
Second Quarter 2011 (unaudited)
($ Millions)

Quarters ended
	2010				2011
	March	June	September	December	March	June
Realized Investment Gains and Losses
Debt security	$(14.2)	$(12.2)	$(11.8)	$(10.8)	$(5.7)	$(3.0)
Equity security	(0.3)	(0.2)	(0.1)	---	---	---
Total impairment losses	(14.5)	(12.4)	(11.9)	(10.8)	(5.7)	(3.0)
Debt security net transaction	17.9	21.0	5.9	0.6	2.0	4.3
Equity security net transaction	---	---	0.1	(0.1)	---	0.1
Venture capital net investment	---	---	(0.3)	---	---	---
Mortgage loan net transaction	---	0.2	---	---	---	---
Other invested asset net transactions	(4.2)	2.6	0.1	0.3	(1.6)	---
Total net transactions	13.7	23.8	5.8	0.8	0.4	4.4
Realized gains (losses) on fair value option securities	0.2	(0.6)	1.5	2.4	(0.4)	1.4
Realized gains (losses) on derivative assets and liabilities (1)	3.6	19.7	(9.5)	(21.7)	(10.5)	0.3
Net realized gains (losses)	3.0	30.5	(14.1)	(29.3)	(16.2)	3.1

Closed block applicable PDO (reduction)	5.6	(17.0)	0.6	1.4	1.6	(3.2)
Applicable deferred acquisition costs (credit)	(1.2)	1.5	0.2	1.7	(0.2)	(0.1)
Applicable income tax expense (benefit)	(3.0)	(0.3)	(3.2)	12.1	(3.5)	8.1
Realized gains (losses) on def. comp. portion fair value option securities	(0.2)	0.6	(1.5)	(2.4)	(1.1)	0.1
Net realized investment gains (losses) included in net income (loss)	$4.2	$15.3	$(18.0)	$(16.5)	$(19.4)	$8.0

(1)	Beginning in the second quarter 2011, changes in fair value of fixed indexed annuity contract embedded derivatives are recorded in policy benefits, excluding policyholder dividends.